Exhibit 10.3

Taipei Fubon Commercial Bank Co., Ltd

Purchase Contract - Master Contract

Taipei Fubon Commercial Bank Co., Ltd (hereinafter referred to as Party A)

Platinum Analytics Singapore Pte Ltd (hereinafter referred to as Party B)

With respect to the purchase of equipment and/or services from Party B by Party A, both parties agree to jointly abide by the terms of the contract as follows:

1 Definition

1.1 The Purchase Contract consists of the Main Agreement, the Supplementary Agreement and its annexes (hereinafter collectively referred to as the “Agreement”), which constitute a separate and complete contract between Parties A and B for each Procurement Transaction, and supersedes all prior oral or written agreements between the Parties in respect of each Procurement Transaction.

1.2 In the event of any inconsistency between the main contract and the annex and its annexes, the annex and its annexes shall prevail.

1.3 Subject matter of the contract: the relevant equipment and services purchased by Party A from Party B in the supplementary agreement, including but not limited to software, hardware, warranty, maintenance and other equipment and services.

2 Confidentiality Obligations

2.1 Party B undertakes to take necessary confidentiality measures for any information (including but not limited to documents, diagrams, statements, computer information, data, trade secrets, etc., which are expressed orally, in writing or in any form by Party A, hereinafter collectively referred to as confidential information) about this Agreement, its annexes, Party A or its affiliates, customers and employees (including but not limited to documents, diagrams, statements, computer information, data, trade secrets, etc.) that Party B knows, contacts or holds as a result of the execution of this Agreement, except as required by law, a court order of the competent authority or a written agreement of Party A. Party B shall not disclose or deliver to a third party or use it for any purpose other than the purpose of this agreement, nor shall it record, copy or retain the preceding information in any way without authorization, and will not implant illegal software and hardware or functions sufficient to damage the normal operation and confidentiality of Party A’s hardware, and do not do any improper operation on Party A’s hardware, if there is any violation, Party B shall bear all legal responsibilities, and compensate Party A or its affiliates, customers and employees Party A may terminate or terminate this Agreement without notice for all losses (including but not limited to attorney’s fees and litigation costs) suffered as a result.

2.2 Party B shall provide a security mechanism to protect the security of Party A’s confidential information, Party B shall keep the confidential information with the duty of care of a good administrator, and shall store and handle it carefully, except in accordance with this contract, Party B shall not copy the confidential information in any form unless necessary and with the written permission of Party A, and the copied confidential information shall not be used for purposes other than the purpose of this contract. Party B shall also take reasonable and appropriate precautions to avoid unauthorized disclosure, and shall return the confidential information to Party A within seven days after Party A requests the return of the confidential information, and shall ensure that it does not directly or indirectly possess, copy or record the preceding materials or their copies.

2.3 Party B shall indeed require and supervise its personnel (including but not limited to employees/agents/users/performance assistants, the same below) to comply with the confidentiality obligations of the foregoing with the will of a good manager, and shall be jointly and severally liable for the damage caused by the violation of confidentiality obligations by its personnel.

2.4 All oral and written confidential information disclosed by Party A shall be Party A’s assets and trade secrets. Party A’s disclosure of the information in this Agreement shall not be deemed to have transferred the ownership, intellectual property or other rights of the information to Party B.

2.5 The provisions of this clause shall survive the expiration of this contract , termination or other invalidity.

3. Warranty Clause for Defects in Rights

3.1 Party B warrants that the subject matter of the contract and the related services provided by Party A will not infringe upon the ownership rights of others at the time and in the future when and when Party A is delivered and providedThere is no encumbrance on patents, copyrights, trademarks, trade secrets, or other rights. If Party A suffers any damage due to the use of the subject matter of the contract or the acceptance of the services provided by Party B> Party B shall be liable for compensation; If a third party files a complaint against Party A for copyright infringement or other rights, Party B shall be responsible for eliminating the infringement and assisting Party A in the relevant settlement negotiations and raising defenses after Party A notifies Party B in writing, and Party B shall fully reimburse the settlement amount or the fees and compensation determined by the court judgment and the expenses incurred by Party A in connection with the settlement or litigation (including but not limited to the remuneration of the appointed lawyer and litigation costs). Party A will provide Party B with all available information and assistance (the relevant costs shall be borne by Party B) when Party B resolves the dispute, and Party A may also decide whether to agree to Party B’s defense or settlement of the third party’s claim according to the specific circumstances at that time, but Party A shall not compromise or settle the third party’s claim in part or in whole without consulting Party B for a solution, but Party B does not respond to Party A’s consultation without justifiable reasons, refuses to consult or deliberately delays

This is not the case for those who have committed the case.

3.2 If the subject matter of the contract delivered by Party B and the services provided infringe on the intellectual property rights or other rights of others and Party A is not allowed to continue to use it, Party B shall not continue to use it in addition to performing its responsibilities in accordance with the preceding paragraph, and Party B shall settle the matter in the following ways chosen by Party A, and the costs arising therefrom shall be borne by Party B, but this right shall not prevent or exclude other rights that Party A may exercise in accordance with the law or this contract:

3. 2.1 Modify the infringing part so that the subject matter of the contract or the related services provided by Party B no longer infringe the intellectual property rights or other rights of others.

3.2.2 Obtain the authorization of others, so that Party A can continue to use the subject matter of the contract or . Accept the relevant services provided by Party B.

3. 2.3 Within seven days after Party A’s notice, Party A shall return the price paid by Party A for this Agreement and compensate Party A for the damage suffered thereby, and Party A shall no longer use the subject matter of the Contract or stop accepting the relevant services provided by Party B.

3.3 Party B warrants that the intellectual property rights and other related rights of the subject matter of the contract are legally owned by Party B, and if they are Party B’s suppliers or original manufacturer owners, they have also been legally authorized to Party B. Unless otherwise agreed by both parties, Party A shall be deemed to have permanently authorized Party A to use the subject matter of the Contract if Party A has paid the price of this contract in full and has not been rescinded or terminated under the condition that this contract has not been rescinded or terminated. However, Party A shall not infringe on the rights of Party B’s supplier or the original manufacturer, otherwise Party B may terminate or rescind this contract immediately in writing> Party A shall be liable for all compensation if Party B suffers any damage as a result.

3.4 The provisions of this clause shall continue to be valid after the expiration of this contract, termination or invalidity for other reasons.

4. Assignment or termination of this Agreement is prohibited

4.1 Neither of the parties shall transfer or encumber all or part of the rights and obligations of this contract to a third party or dispose of it for any other purpose without the prior written consent of the other party.

4. 2. In the event that either party is bankrupt, settled, liquidated, dissolved, ceased of business, or listed by the clearing house as a refusal to correspond, etc., or other serious derogation of its debts, the other party may dissolve or terminate this agreement without notice.

4.3 If either party fails to perform this contract and does not improve after written notice from the other party, the other party may rescind or terminate this contract and claim damages.

4.4 Unless otherwise agreed in this Agreement, neither party may arbitrarily rescind or terminate this Agreement without the written consent of the other party.

4.5 In the event of a dispute between Party A and Party B regarding the performance of this Agreement, Party B shall continue to provide relevant services in accordance with this Agreement , and the services of this Agreement shall not be interrupted.

4.6 The validity of the individual procurement contract shall exist independently, and the rescission or termination of this contract shall not affect the validity of other individual procurement contracts between Party A and Party B from which the main contract is invoked.

Personal Data Terms.

Before Party B delivers the information of the personnel (including but not limited to name, telephone number, etc.) of the execution of this Agreement to Party A due to the execution of this contract, Party B shall, in accordance with the Personal Data Protection Law and relevant regulations, notify the subject of the personal information (the content shall include but not be limited to the personal information will be provided to Party A for processing and use) and keep a record, so that Party A complies with the provisions of Paragraph 1, Paragraph 2 of Article 9 of the Personal Data Protection Act, that is, the party concerned is exempted from the obligation to inform the former person if he or she is aware of the content that should be informed.

6 Outsourcing Clauses

6.1 Party B shall not violate the mandatory or prohibited provisions of laws and regulations, public order and good customs, and shall not adversely affect Party A’s operation of “management” audit operations and the rights and interests of customers, and shall indeed comply with the laws and regulations that financial institutions should comply with (including the Banking Act, the Financial Holding Company Act, the Money Laundering Prevention Act, the Personal Data Protection Act, the Consumer Protection Act, the Financial Consumer Protection Act, the Business Regulations or Self-Discipline Conventions formulated by the National Federation of Banking Associations of the Republic of China and other laws and regulations, If there is any amendment to the previous provisions, the new amended provisions shall prevail).

6.2 Party B shall notify Party A immediately if there is any violation of the laws and regulations of the preceding paragraph, compliance with the provisions of the preceding paragraph, or major abnormalities or defects .

6.3 Both parties shall designate a person to coordinate the handling of customer disputes, and shall notify the other party of the information of the designated personnel, and the same applies to personnel changes. Party B shall notify Party A to deal with the customer dispute within one day after accepting the customer’s complaint, and Party B shall assist Party A to resolve it satisfactorily. If it is not a business day, the deadline can be postponed accordingly.

6.4 Party B shall establish an internal control mechanism and conduct internal assessments on a regular basis (at least once a quarterly) and from time to time. That’s it

If there is any failure to perform, difficulty in performance, or difficulty in performance of the contract matters, Party A shall be notified immediately of obligation.

6.5 Party B agrees that Party A shall provide Party A’s information or reports related to this Agreement when Party A requests it, and accept Party A’s designation

Relevant operating procedures and information will be checked.

6.6 Party B agrees that Party A shall use Party A’s competent authorities, the Financial Supervisory Commission, the Ministry of Finance, the Central Bank and the Central Depository

Financial supervision institutions such as the Insurance Company Limited may entrust others to handle internal work according to the operation of the financial institution. The business system and procedures and its relevant provisions (if there is any amendment to the previous provisions, the new amended provisions shall prevail). Obtain relevant information or reports on entrusted matters and conduct financial inspections.

6.7 Party B shall have an emergency response plan, including Party B’s response to the crisis’ alternative reconstruction plan and the review of the discussion procedures, etc.

6.8 Party B shall have appropriate management norms for the hired personnel, including the promotion of personnel and the signing of confidentiality agreements (including

The confidentiality obligation and scope of confidentiality of employees, and the punishment for violating confidentiality obligations), notification of safety regulations, notification of personnel changes, education and training, assessment and reward and punishment systems related to personal information protection, etc., and keep supporting materials.

6.9 If Party B violates this contract in a serious way, or if the competent authority orders the termination or rescission of this agreement, Party A may terminate or rescind this contract without prior notice.

If Party B commits a material breach of this contract, or if a competent authority orders the termination or cancellation of this contract, Party A may unilaterally terminate or cancel this contract at any time without prior notice, and Party B shall not raise any objection. If Party A suffers any loss as a result, Party B agrees to bear liability for compensation.

6.10 Party B shall implement consumer rights protection, risk management and internal control in accordance with the standard operating procedures supervised and formulated by Party A system and internal audit system; It also provides a consumer dispute resolution mechanism, including resolution timelines, procedures and remedial measures.

6. 11 Party B shall not perform the matters of this contract in the name of Party A or carry out false advertising, and shall indicate to the third party that it is in accordance with An independent trustee that contracts with Party A to handle specific affairs, and the business premises shall not display a signboard in the name of Party A

To prevent a third party from mistakenly believing that it is a branch of Party A, Party B’s personnel shall not claim to be Party A’s personnel.

6.12 Party B shall re-appoint a third party or hand over the matters of this contract to a third party to deal with it on its behalf.

Party A’s written consent shall be obtained, and the third party shall be jointly and severally liable for the damage suffered by Party A due to the handling of the matters under this contract Indemnification.

6.13 In the performance of this contract, Party B and its personnel are independent parties and have no employment relationship with Party A. Party B is responsible for the conduct of itself and its personnel.

6.14 Party B and its personnel shall not transfer benefits to their spouses, relatives, friends or other third parties (including natural persons and legal persons) when performing this contract.

6.15 Party B is not authorized to sign any contracts on behalf of Party A or any of its affiliates, nor shall Party B cause Party A to bear any obligations toward any third party.

7 Indemnification

If either party breaches this contract and causes damage to the other party, it shall be liable to the other party for damages, subject to a maximum of 1.5 times the total contract price stipulated in the relevant clause. However , this limitation does not apply to the above damages caused by personal injury, death or intentional or gross negligence, or Party B’s breach of confidentiality obligations, personal information clauses, rights guarantee clauses and outsourcing clauses.

8 General Clauses

8.1 After the conclusion of this Agreement, if any change or amendment is required, it shall be agreed by both parties to be separately stated in writing.

8.2 If any provision of this Agreement is invalid due to violation of mandatory prohibition provisions of law or for other reasons, the other part of such provision or any other provision of this Agreement shall remain valid in the event of the validity of the other part of such provision or any other provision of this Agreement.

8.3 All disputes arising out of this Agreement shall be settled in good faith by both parties. This Agreement shall be governed by the laws of the Republic of China, and in the event of any dispute, the parties agree that the Taipei District Court of Taiwan shall be the court for first instance with jurisdiction.

8.4 The original of this Agreement shall be in duplicate, one copy shall be held by Party A and Party B, and the original stamp shall be affixed by the owner.

(Signing Page as below)

Party A

Taipei Fubon Commercial Bank Co., Ltd

Party B

Platinum Analytics Singapore Pte Ltd